Exhibit 21.1

Company	Country	Shareholder	%
ACNielsen AMER Algeria EURL	Algeria	AMER Research Limited	100.00
AGB America S.A.	Anguilla	AGB Nielsen Media Research B.V.	100.00
The Nielsen Company South America S.R.L.	Argentina	Nielsen Sub Holding Company	90.00
		ACNielsen Company of Canada	10.00
ACNielsen Research Pty Limited	Australia	The Nielsen Company (Australia) Pty. Ltd.	100.00
Decisions Made Easy Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100.00
NetRatings Australia Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100.00
Repucom Pty Ltd..	Australia	RSMG Insights Coöoperatief U.A.	100.00
Repucom International Pty Ltd	Australia	RSMG Insights Coöoperatief U.A.	100.00
Repucom Investments Pty Ltd.	Australia	Repucom Investments Pty Ltd	100.00
Nielsen Television Audience Measurement Pty. Ltd.	Australia	AGB Nielsen Media Research TAM Holding B.V.	100.00
The Nielsen Company (Australia) Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100.00
The Nielsen Company (Holdings) Pty. Limited	Australia	Nielsen Sub Holding Company	100.00
A.C. Nielsen Gesellschaft m.b.H.	Austria	ACNielsen (Nederland) B.V.	100.00
The Nielsen Company (Bangladesh) Ltd.	Bangladesh	Nielsen (India) Private Limited	100.00
ACNielsen Bel	Belarus	ACNielsen Cyprus Limited	100.00
A.C. Nielsen Company & Co SA	Belgium	VNU International B.V.	99.97
		TNC Europe B.V.	0.03
Repucom Belgium SA	Belgium	Repucom France Sàrl Repucom UK and Ireland Limited	99.70 0.30
The Nielsen Company (Belgium) SPRL	Belgium	ACNielsen Holdings Ltd.	99.99
		The Nielsen Company (Denmark) ApS	0.01
Empresa de Servicios ACNielsen S.A.	Bolivia	VNU International B.V.	99.80
		Jorge Venegas Soliz	0.10
		Iver Lawrence von Borries Antezana	0.10
A.C. Nielsen do Brasil Ltda.	Brazil	Art Holding (Brazil) C.V.	99.99
		Nielsen Holdings, L.L.C.	0.01
Nielsen-IBOPE eRatings.com do Brasil Ltda.	Brazil	Nielsen Digital Solutions	100.00
		A.C. Nielsen do Brasil Ltda	0.00
		IBOPE Pesquisa de Midia Ltda (third party)	0.00
Nexium Customer do Brasil Ltda	Brazil	A.C. Nielsen Company, S.L.	100.00
PointLogic Latin America Desenvolvimento e Consultoria de Sistemas Ltda.	Brazil	RSMG Insights Coöoperatief U.A. José Colagrossi Neto (third party)	99.97 0.03
Repucom Brazil Participações Ltda	Brazil	RSMG Insights Coöoperatief U.A. José Colagrossi Neto (third party)	99.97 0.03
ACNielsen Bulgaria Ltd	Bulgaria	ACNielsen Cyprus Limited	100.00
AGB Bulgaria Ltd.	Bulgaria	The Nielsen Company (Greece) S.A.	100.00
Nielsen Admosphere Bulgaria JSC.	Bulgaria	PRIME TIME CS, spol. s.r.o	100.00
ACNielsen Cameroon Sarl	Cameroon	ACNielsen Cyprus Limited	100.00
Repucom Canada Inc..	Canada	RSMG Insights Coöoperatief U.A.	100.00
ACNielsen Company of Canada	Canada	ACNielsen (Nederland) B.V.	100.00
Nielsen Media Research Limited	Canada	The Nielsen Company (US), LLC	100.00
		ACNielsen Company of Canada	0.00
Nielsen Sub Holding Company	Canada	ACNielsen Company of Canada	100.00
ACNielsen Cayman Islands Colombia Ltd.	Cayman Islands	Nielsen Sub Holdings II B.V.	100.00
ACNielsen Cayman Islands Ltd.	Cayman Islands	A.C.Nielsen do Brasil Ltda.	100.00
Nielsen Digital Solutions	Cayman Islands	ACNielsen eRatings.com	100.00
IBPOE eRatings.com Latin America	Cayman Islands	Nielsen Digital Solutions	92.00
		International Media Surveys LLC (third party)	8.00
A.C. Nielsen Chile Limitada	Chile	A. C. Nielsen Company, LLC	50.60

Company	Country	Shareholder	%
		Nielsen Holdings, L.L.C.	0.40
		VNU International B.V.	49.00
Netratings (Shanghai) Company, Ltd.	China	Netratings, LLC	100.00
The Nielsen Company (Guangzhou) LTD	China	ACNielsen Group Limited	99.86
		Third party shareholder(s)	0.14
The Nielsen Company (Shanghai) Ltd.	China	The Nielsen Company (Hong Kong) Limited	96.00
		Third party shareholder(s)	4.00
A.C. Nielsen de Colombia Ltda.	Colombia	ACNielsen Cayman Islands Colombia Ltd.	100.00
		A. C. Nielsen Company, LLC	0.00
ACNielsen Costa Rica S.A.	Costa Rica	Nielsen Sub Holdings II B.V.	100.00
AC Nielsen Cote d’Ivoire Limited	Cote d’Ivoire	ACNielsen Cyprus Limited	100.00
ACNielsen d.o.o.	Croatia	ACNielsen Piackutató Kft.	100.00
AGB Nielsen Media Research Ltd.	Croatia	AGB Nielsen Media Research TAM Holding B.V.	51.00
		Srdan Dumicic (third party)	24.50
		Damir Tabulovstrelov (third party)	24.50
ACNielsen Cyprus Limited	Cyprus	ACNielsen (Nederland) B.V.	100.00
AMER Research Limited	Cyprus	ACNielsen (Nederland) B.V.	100.00
MEMRB Retail Tracking Services Limited	Cyprus	VNU International B.V.	100.00
Nielsen Audience Measurement (Cyprus) Ltd.	Cyprus	The Nielsen Company (Greece) S.A.	100.00
RPJV Retail Plus Company	Cyprus	VNU International B.V.	51.00
		Gilad Hass (third party)	33.25
		Nir Manor (third party)	10.00
		Moshe Yaakov (third party)	5.75
ACNielsen Czech Republic s.r.o.	Czech Republic	ACNielsen Cyprus Limited	100.00
Adwind Software, a.s..	Czech Republic	Nielsen Admosphere, a.s.	100.00
		ACNielsen Slovakia s.r.o.	15.00
Nielsen Admosphere, a.s	Czech Republic	ACNielsen (Nederland) B.V.	51.00
		ADMOSPHERE LIMITED (third party/UK)	49.00
PRIME TIME CS, spol. s.r.o	Czech Republic	Nielsen Admosphere, a.s.	100.00
Brandbank (Czech Republic) s.r.o..	Czech Republic	Brandbank Limited	100.00
The Nielsen Company (Denmark) ApS	Denmark	ACNielsen AB	100.00
ACNielsen Dominicana, SRL	Dominican Republic	VNU International B.V.	99.55
		Jorge Lozano (minority shareholder)	0.46
Nielsen IBOPE Dominicana, S.R.L.	Dominican Republic	AGB America S.A.	51.00
		AGB Nielsen Media Research B.V.	2.40
		IBOPE Latinoamericana S.A. (Uruguay) (third party)	46.60
ACNielsen Ecuador S.A.	Ecuador	AGB Nielsen Media Research B.V.	100.00
		VNU International B.V.	0.00
Nielsen Egypt LLC	Egypt	AMER Research Limited	99.04
		ACNielsen Cyprus Limited	0.96
Middle East for Marketing LLC	Egypt	MEMRB Retail Tracking Services (Guernsey) Lt.d	95.00
		N.A. El Sherbiny Mohamed (individual)	5.00
AC Nielsen El Salvador, S.A. de C.V.	El Salvador	ACNielsen Centroamerica, S.A.	95.00
		A. C. Nielsen Company, LLC	5.00
ACNielsen Eesti OÜ	Estonia	ACNielsen Cyprus Limited	100.00
A.C. Nielsen Finland Oy	Finland	Nielsen Sub Holdings II B.V.	100.00
Finnpanel Oy	Finland	A.C. Nielsen Finland Oy	50.00
		TNS Gallup Oy (third party)	50.00
AC Nielsen SAS	France	Nielsen Holding France SAS	100.00
Brandbank (France) SAS	France	Brandbank Limited	100.00
A3 Distrib SAS	France	Nielsen Holding France SAS	100.00

Company	Country	Shareholder	%
Nielsen Holding France SAS	France	Nielsen Sub Holdings I B.V.	100.00
Repucom France Sarl	France	Repucom Deutschland GmbH	100.00
Nielsen Services France SAS	France	Nielsen Holding France SAS	100.00
Affinnova Germany GmbH	Germany	Affinnova, Inc	100.00
Nielsen Music Control GmbH	Germany	VNU Holding (Deutschland) GmbH	100.00
Electrobrother Verwaltungs- & Beteiligungsges	Germany	Repucom Europe Holding GmbH	100.00
Nielsen Tele Medical GmbH	Germany	Nielsen Holding and Finance B.V.	100.00
Repucom Consulting GmbH	Germany	Repucom Europe Holding GmbH	100.00
Repucom Deutschland GmbH	Germany	Repucom Europe Holding GmbH	100.00
Repucom Europe Holding GmbH	Germany	RSMG Insights Coöoperatief U.A.	100.00
Repucom Services GmbH	Germany	Repucom Europe Holding GmbH	100.00
Nielsen Services Germany GmbH	Germany	The Nielsen Company (Germany) GmbH	100.00
The Nielsen Company (Germany) GmbH	Germany	Nielsen Holding France SAS	100.00
VNU Business Publications Deutschland GmbH	Germany	VNU Holding (Deutschland) GmbH	100.00
VNU Holding (Deutschland) GmbH	Germany	Nielsen Holding and Finance B.V.	100.00
ACNielsen Ghana Limited	Ghana	ACNielsen Cyprus Limited	100.00
Organotiki S.A.	Greece	The Nielsen Company (Greece) S.A.	80.00
		Moschou (third party)	20.00
The Nielsen Company (Greece) S.A.	Greece	Nielsen Sub Holdings I B.V.	100.00
ACNielsen Centroamerica, S.A.	Guatemala	Nielsen Sub Holdings II B.V.	100.00
		ACNielsen Costa Rica S.A.	0.00
MEMRB Retail Tracking Services (Guernsey) Lt.d	Guernsey	MEMRB Retail Tracking Services Limited	99.99
		Damor Investments Limited (third party)	0.00
		Lindsay Jane Ozanne (third party)	0.00
		RBC Corporate Services (CI) Limited (third party)	0.00
		RB Trustees (Guernsey) Limited (third party)	0.00
ACNielsen Honduras S.A. de C.V.	Honduras	ACNielsen Centroamerica, S.A.	99.60
		A. C. Nielsen Company, LLC	0.40
ACNielsen Holdings Limited	Hong Kong	Nielsen Sub Holdings II B.V.	99.74
		The Nielsen Company (Switzerland) GmbH	0.26
ACNielsen Group Limited	Hong Kong	The Nielsen Company (Management Services -HK) Limited	99.79
		ACNielsen Holdings Limited	0.21
Nielsen Online Hong Kong Limited	Hong Kong	Nielsen Sub Holdings II B.V.	100.00
The Nielsen Company (Hong Kong) Limited	Hong Kong	The Nielsen Company (Management Services -HK) Limited	100.00
The Nielsen Company (Management Services -HK) Limited	Hong Kong	ACNielsen Holdings Limited	100.00
		Nielsen Sub Holdings II B.V.	0.00
ACNielsen Piackutató Kft.	Hungary	ACNielsen Cyprus Limited	100.00
Brandbank (Hungary) Kft.	Hungary	Brandbank Limited	100.00
Nielsen Közönségmérés Kft.	Hungary	AGB Nielsen Media Research TAM Holding B.V.	100.00
Arbitron Technology Services India Private Ltd.	India	Nielsen Audio, Inc.	100.00
		Arbitron Holdings Inc.	0.00
Indicus Analytics Private Limited	India	Nielsen (India) Private Limited	100.00
Nielsen (India) Private Limited	India	ACNielsen Corporation	64.48
		The Nielsen Company (Mauritius) Limited	35.52
		TNC Europe B.V.	0.00
NeuroFocus Systems & Services Private Ltd.	India	NeuroFocus, Inc.	100.00

Company	Country	Shareholder	%
Repucom Media Analysis India Pvt. Ltd	India	Repucom International Pty Ltd Repucom America, LLC Repucom Asia Pte Ltd Krishnan Vaidyanathan (third party)	57.30 35.30 7.40 0.00
TAM Media Research Private Limited	India	Nielsen (India) Private Limited	50.00
		Kantar Media Research Pvt Ltd (third party)	50.00
PT. Nielsen Audience Measurement	Indonesia	AGB Nielsen Media Research B.V.	99.00
		AGB Nielsen Media Research TAM Holding B.V.	1.00
PT. Sri Karya Utama Graha	Indonesia	The Nielsen Company (Singapore) Holdings Pte. Ltd.	98.98
		PT. The Nielsen Company Indonesia	1.02
PT. The Nielsen Company Indonesia	Indonesia	The Nielsen Company (Singapore) Holdings Pte. Ltd.	99.00
		The Nielsen Company (Singapore) Pte. Ltd.	1.00
Nielsen Finance Ireland Limited	Ireland	Nielsen Luxembourg S.a.r.l	100.00
Nielsen Finance Ireland Limited	Ireland	Nielsen Luxembourg S.a.r.l.	100.00
AGB Nielsen Media Research (Ireland) Limited	Ireland	AGB Nielsen Media Research B.V.	100.00
Brandbank (Ireland) Limited.	Ireland	Brandbank Limited	100.00
The Nielsen Company Finance (Ireland) Limited	Ireland	The Nielsen Company (Luxembourg) S.a.r.l.	100.00
ACNielsen (Israel), Ltd	Isreal	The New Wave Research Ltd.	100.00
Buzzmetrics, Ltd.	Israel	VNU International B.V.	91.13
		TNC (US) Holdings, Inc.	8.87
Nielsen Innovate Fund, LP	Israel	AGB Nielsen Media Research B.V.	LP
		R&R Venture Partners LLC (third party)	LP
		Fred Langhammer (third party)	LP
		Nielsen Innovate Ltd.	GP
		Partam High Tech Limited (third party)	LP
		Fisher (third party individual)	LP
Nielsen Innovate Ltd.	Israel	AGB Nielsen Media Research B.V.	100.00
New Sense Research Ltd..	Israel	The New Wave Research Ltd. Ms. Keren Corali (third party, individual)	60.00 40.00
Volcano Data Limited.	Israel	Imagini Europe Limited	100.00
eXelate Media Ltd.	Israel	eXelate, Inc	100.00
The New Wave Research Ltd	Israel	ACNielsen Corporation	57.95
		Mr. Levy (third party, individual) and other third party shareholders	42.05
AGB Nielsen Media Research Holding S.p.A.	Italy	AGB Nielsen Media Research B.V.	100.00
Repucom Italia Srl.	Italy	Repucom Europe Holding GmbH	100.00
Nielsen Services Italy S.r.l.	Italy	The Nielsen Company (Italy) S.r.l.	60.36
		AGB Nielsen Media Research TAM S.r.l	9.24
		Nielsen TV Audience Measurement S.r.l	28.60
		NetRatings Italia Srl	1.8
The Nielsen Company (Italy) S.r.l.	Italy	Nielsen Sub Holdings I B.V.	100.00
Nielsen Co., Ltd.	Japan	ACNielsen eRatings.com	45.32
		NetRatings Australia Pty. Ltd.	11.32
		TransCosmos Inc. (third party)	40.71
		Dentsu (third party)	2.65
Nielsen-INTAGE DigitalMetrics Inc..	Japan	TNC Europe B.V.	50.00
		INTAGE Inc. (third party)	50.00
Nielsen Services Japan GK	Japan	The Nielsen Company Japan	100.00

Company	Country	Shareholder	%
The Nielsen Company Japan	Japan	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100.00
Repucom Japan K.K.	Japan	Repucom International Pty Ltd	100.00
Nielsen for Consultancies Limited Liability Company	Jordan	AGB Nielsen Media Research B.V.	100.00
ACNielsen Kazakhstan Ltd.	Kazakhstan	ACNielsen Cyprus Limited	100.00
ACNielsen Kenya Limited	Kenya	ACNielsen Cyprus Limited	99.90
		Yordanov (third party)	0.10
Korean Click Co., Ltd.	Korea	The Nielsen Company Korea Ltd.	95.02
		Two minority shareholders. One holds 0.24%, the other holds 4.74%. Names are shown in Korean in legal documentation.	4.98
Nielsen Services Korea Ltd	Korea	Nielsen Sub Holding II B.V.	100.00
Repucom Korea LLC	Korea	RSMG Insights Coöoperatief U.A.	100.00
The Nielsen Company Korea Ltd	Korea	ACNielsen Company of Canada	100.00
ACNielsen Latvia SIA	Latvia	ACNielsen Cyprus Limited	100.00
C.M.O s.a.l Conseil en Management et Organisation	Lebanon	MEMRB Retail Tracking Services Limited	95.00
		Our lawyer delivered 50 shares to each of the three Directors of this company. According to Lebanese law a company is required to have (at least) three individuals as shareholders	5.00
UAB ACNielsen Baltics	Lithuania	ACNielsen Cyprus Limited	100.00
Nielsen Luxembourg S.a.r.l.	Luxembourg	Nielsen Holdings and Finance B.V.	100.00
The Nielsen Company (Luxembourg) S.a.r.l.	Luxembourg	Nielsen Luxembourg S.a.r.l	100.00
Nielsen Audience Measurement Sdn. Bhd.	Malaysia	AGB Nielsen Media Research B.V.	100.00
The Nielsen Company (Malaysia) Sdn. Bhd.	Malaysia	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100.00
The Nielsen Company (Mauritius) Limited	Mauritius	VNU International B.V.	100.00
A.C. Nielsen, S de RL de C.V.	Mexico	Panel International SA LLC	100.00
		ACNielsen Corporation	0.00
IBOPE eRatings.com Mexico.	Mexico	IBOPE eRatings.com Latin America	100.00
Nielsen Ibope Mexico, S.A. de C.V.	Mexico	AGB Netherlands C.V. AGB Nielsen Media Research B.V. IBOPE Latinoamericana S.A. (third party)	26.70 26.70 46.60
Nielsen Mexico Services, S de RL de CV	Mexico	AC Nielsen Mexico LLC	22.18
		ACNielsen Company of Canada	77.82
Shopper Customer Solutions SA de CV	Mexico	A.C. Nielsen Company, S.L.	99.00
		TNC Europe B.V.	1.00
ACNielsen Montenegro d.o.o.	Montenegro	ACNielsen Cyprus Limited	100.00
ACNielsen SARL	Morocco	AMER Research Limited	100.00
Nielsen MMRD (Myanmar) Co., Ltd	Myanmar	Nielsen MMRD Holdings Pte. Ltd	100.00
		ACNielsen (Singapore) Pte. Ltd.
The Nielsen Company Nepal Pvt Ltd.	Nepal	Nielsen (India) Private Limited	100.00
ACNielsen (Nederland) B.V.	Netherlands	Nielsen Holdings Nederland B.V.	100.00
AGB Netherlands C.V.	Netherlands	AGB Panamericana, S.A.	99.00
		AGB America S.A.	1.00
AGB Nielsen Media Research B.V.	Netherlands	Nielsen Sub Holdings I B.V.	100.00
AGB Nielsen Media Research TAM Holding B.V.	Netherlands	AGB Nielsen Media Research Holding S.p.A.	100.00
Art Holding (Brazil) C.V.	Netherlands	Nielsen Sub Holding Company	99.00
		Nielsen Holdings, L.L.C.	1.00
Brandbank (Netherlands) B .V.	Netherlands	Brandbank Limited	100.00
Menesta Investments B.V.	Netherlands	Neslein Holding (Spain) C.V.	100.00
Neslein Holding (Spain) C.V.	Netherlands	A.C. Nielsen (Argentina) S.A.	98.00
		ART Holding, L.L.C.	1.00

Company	Country	Shareholder	%
		Nielsen General Partner B.V.	1.00
Nielsen B.V.	Netherlands	Nielsen Holding and Finance B.V.	100.00
Nielsen Coöperatie W.A.	Netherlands	A. C. Nielsen Company, LLC
		ART Holding, L.L.C.
Nielsen General Partner B.V.	Netherlands	A. C. Nielsen Company, LLC	100.00
Nielsen Holding and Finance B.V.	Netherlands	VNU Intermediate Holdings B.V.	95.00
		The Nielsen Company B.V.	5.00
Nielsen Mexico Holdings B.V..	Netherlands	AGB Netherlands C.V.	100.00
Nielsen Hong Kong C.V.	Netherlands	ACNielsen Group Limited	1.00
		The Nielsen Company (Management Services -HK) Limited	99.00
Nielsen Media Research B.V.	Netherlands	Nielsen B.V.	100.00
Nielsen Nederland Holdings C.V.	Netherlands	Nielsen Coöperatie W.A	99.900
		ART Holding, L.L.C	0.10
Nielsen Sub Holdings I B.V.	Netherlands	Nielsen Nederland Holdings C.V.	100.00
Nielsen Sub Holdings II B.V.	Netherlands	Nielsen Sub Holdings I B.V.	100.00
The Nielsen Company B.V.	Netherlands	Valcon Acquisition B.V.	100.00
TNC Europe B.V.	Netherlands	VNU International B.V.	100.00
Valcon Acquisition B.V.	Netherlands	Nielsen Holdings Plc	100.00
VNU Intermediate Holding B.V.	Netherlands	The Nielsen Company B.V.	100.00
PointLogic Development B.V.	Netherlands	PointLogic Media Holding B.V.	100.00
PointLogic Media Holding B.V.	Netherlands	Nielsen Holding and Finance B.V.	100.00
PointLogic Solutions B.V.	Netherlands	PointLogic Media Holding B.V.	100.00
Repucom Nederland B.V.	Netherlands	RSMG Insights Coöperatief U.A.	100.00
RSMG Insights Coöperatief U.A.	Netherlands	Rugby Acquisition B.V.	100.00
Rugby Acquisition B.V.	Netherlands	Nielsen Holding and Finance B.V.	100.00
VNU International B.V.	Netherlands	The Nielsen Company (Luxembourg) S.a.r.l.	100.00
VNU Marketing Information Europe & Asia B.V.	Netherlands	Nielsen Holding and Finance B.V.	100.00
ACNielsen (NZ) ULC	New Zealand	Nielsen Sub Holdings II B.V.	100.00
AGB Nielsen Media Research (New Zealand) Ltd.	New Zealand	AGB Nielsen Media Research B.V.	100.00
ACNielsen Nicaragua, S.A.	Nicaragua	ACNielsen Centroamerica, S.A.	98.00
		A. C. Nielsen Company, LLC	2.00
ACNielsen Nigeria Limited	Nigeria	ACNielsen Cyprus Limited	80.00
		ACNielsen Company of Canada	20.00
ACNielsen Norge AS	Norway	Nielsen Sub Holdings II B.V.	100.00
Nielsen Media Research AS	Norway	Nielsen Sub Holdings II B.V.	85.99
		Seven different third parties hold a minority interest in Nielsen Media Research AS.	14.01
ACNielsen Pakistan (Private) Limited	Pakistan	ACNielsen Cyprus Limited	100.00
		A. C. Nielsen Company, LLC	0.00
ACNielsen Panama, S.A.	Panama	ACNielsen Centroamerica, S.A.	100.00
AGB Panamericana, S.A.	Panama	AGB Nielsen Media Research Holding S.p.A.	60.00
		AGB Nielsen Media Research B.V.	40.00
The Nielsen Company Paraguay S.R.L.	Paraguay	VNU International B.V. Luciani Matias Alvarez (Third Party) Rafael Luis Gouiran (Third Party)	96.00 2.00 2.00
Nielsen S.R.L.	Peru	VNU International B.V.	100.00
		Rolando Ramirez-Gaston Horny (third party)	0.00

Company	Country	Shareholder	%
AGB Nielsen Media Research (Philippines) Inc.	Philippines	AGB Nielsen Media Research TAM Holding B.V. (AGB NMR TAM Holding B.V. holds 6,800,469 shares of which 10 are held in trust by 4 different employees of AGB Nielsen Media Research (Philippines) Inc.)	83.34
		R. Esteban (third party)	16.66
The Nielsen Company (Philippines), Inc.	Philippines	The Nielsen Company (Belgium) SPRL	100.00
		Minority shareholders (six Nielsen employees: Cheong Tai Leung, Elaine Shui, Stuart Jamieson, Norie Bordador Lou-ann Navalta, Noel Laman)	0.00
ACNielsen Polska Sp.z.o.o.	Poland	AGB Nielsen Media Research TAM Holding B.V.	100.00
AGB Nielsen Media Research Sp. z .o.o.	Poland	AGB Nielsen Media Research TAM Holding B.V.	100.00
Brandbank (Poland) Sp. z .o.o.	Poland	Brandbank Limited	100.00
Nielsen Services Poland Sp. z.o.o.	Poland	ACNielsen Polska SP.z o.o.	76.57
		AGB Nielsen Media Research Sp. z o.o.	22.83
		AGB Nielsen Media Research TAM Holding B.V.	0.58
		Jerzy Wolinski (third party)	0.02
SICA Sp. z o.o.	Poland	Brandbank (Poland) Sp. z o.o.	100.00
A.C. Nielsen Portugal- Estudos de Mercado- Unipessoal, Lda.	Portugal	Menesta Investments B.V.	100.00
Nexium Portugal – Consultario e Software Lda.	Portugal	A.C. Nielsen Company, S.L.	60.00
		Susana Mendoca Castelo (third party)	40.00
A.C. Nielsen P.R. LLC	Puerto Rico	Nielsen Sub Holdings II B.V.	100.00
Nielsen IBOPE Puerto Rico Inc.	Puerto Rico	A.C. Nielsen P.R. LLC	53.40
		IBOPE Latinoamericana, SA (Uruguay) (Third party)	46.60
Nielsen Consultancy LLC	Qutar	ACNielsen Cyprus Limited	100.00
ACNielsen Romania srl	Romania	ACNielsen Cyprus Limited	100.00
AGB TAM S.r.l.	Romania	AGB Nielsen Media Research TAM Holding B.V.	60.00
		IMAS SA (third party)	40.00
Retailplus Eastern Europe S.R.L.	Romania	VNU International B.V.	62.67
		G. Hass (third party)	17.67
		Talanat Services Ltd (third party)	19.67
ACNIELSEN Limited Liability Company	Russia	ACNielsen Cyprus Limited	100.00
ACNielsen d.o.o.	Serbia	ACNielsen Cyprus Limited	100.00
Nielsen Audience Measurement DOO Beograd	Serbia	AGB Nielsen Media Research TAM Holding B.V.	76.00
		Srdjan Bogosavljevic (third party)	24.00
ACNielsen (Singapore) Pte. Ltd.	Singapore	Nielsen Sub Holdings II B.V.	100.00
Affinnova Singapore Private Limited.	Singapore	Affinnova, Inc.	100.00
AGB Nielsen Media Research (Singapore) Pte. Ltd.	Singapore	AGB Nielsen Media Research B.V.	100.00
NetRatings Pte. Ltd.	Singapore	Nielsen Sub Holdings II B.V.	100.00
Nielsen MMRD Holdings Pte. Ltd.	Singapore	ACNielsen (Singapore) Pte. Ltd.	50.1
		Marketing Research (Hong Kong) Ltd. (third party)	29.9
		Myanmar Marketing Research Pte. Ltd. (third party)	20.0
The Nielsen Company (Singapore) Pte. Ltd.	Singapore	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100.00
The Nielsen Company (Singapore) Holdings Pte. Ltd.	Singapore	The Nielsen Company (Belgium) SPRL	100.00

Company	Country	Shareholder	%
The Nielsen Company (Singapore) Principal Pte. Ltd.	Singapore	VNU International B.V.	100.00
Nielsen Innovate Singapore Pte. Ltd.	Singapore	The Nielsen Company (Singapore) Principal Pte. Ltd.	100.00
PointLogic Asia PTE Ltd..	Singapore	PointLogic Media Holding B.V.	100.00
Repucom Asia Pte. Ltd..	Singapore	Repucom International Pty Ltd	100.00
ACNielsen Slovakia s.r.o.	Slovakia	ACNielsen Cyprus Limited	100.00
Brandbank (Slovakia) s.r.o.	Slovakia	Brandbank Limited	100.00
Nielsen Admosphere Slovakia, s.r.o.	Slovakia	Nielsen Admosphere, a.s.	100.00
ACNielsen raziskovalna druzba, d.o.o.	Slovenia	ACNielsen Cyprus Limited	100.00
2muse mediaresearch, s.r.o.	Slovenia	Nielsen Admosphere, a.s. 2muse s.r.o. (third party)	51.00 49.00
AGB Nielsen, medijske raziskave, d.o.o	Slovenia	AGB Nielsen Media Research TAM Holding B.V.	58.00
		GfK, d.o.o. (third party)	21.00
		Ms. Janja Božič Marolt (third party)	21.00
NIELSEN LAB, razvoj tehnologij za raziskavo medijev, d.o.o.	Slovenia	Nielsen TV Audience Measurement S.A.	50.00
		AGB Nielsen Media Research B.V.	50.00
ACNielsen Marketing and Media (Pty) Limited	South Africa	ACNielsen (Nederland) B.V.	100.00
AGB Nielsen Media Research (South Africa) (Pty) Limited	South Africa	AGB Nielsen Media Research B.V.	100.00
Interactive Market Systems (South Africa) (Pty) Limited	South Africa	A.C. Nielsen Company Limited	100.00
A.C. Nielsen Company, S.L.	Spain	ASEE Nielsen Holding (Spain) S.r.l.	100.00
ASEE Nielsen Holding (Spain) S.r.l.	Spain	Neslein Holding (Spain) C.V.	100.00
Repucom España S.L.U.	Spain	Repucom España S.L.U.	100.00
Nielsen Services Spain, S.L.	Spain	ASEE Nielsen Holding (Spain) S.r.l.	100.00
Publinformatica S.A. (in liquidation)	Spain	VNU Marketing Information Europe & Asia B.V.	50.00
		Ediciones y Suscripciones, S.A. (third party)	50.00
The Nielsen Company Lanka (Private) Limited	Sri Lanka	Nielsen (India) Private Limited	100.00
ACNielsen AB	Sweden	ACNielsen Norge AS	100.00
Nielsen Services Sweden AB	Sweden	ACNielsen AB	100.00
Affinnova Switzerland Sàrl	Switzerland	Affinnova, Inc.	100.00
CGA Nielsen (Switzerland) Sàrl	Switzerland	The Nielsen Company (Europe) Sarl	51.00
		CGA Strategy Limited	49.00
Media Focus Schweiz Gmbh	Switzerland	The Nielsen Company (Switzerland) GmbH	51.00
		GfK Switzerland AG (third party)	49.00
NetRatings Switzerland GmbH	Switzerland	Nielsen Sub Holdings II B.V.	100.00
Nielsen TV Audience Measurement S.A.	Switzerland	AGB Nielsen Media Research Holding S.p.A.	100.00
The Nielsen Company (Europe) Sarl	Switzerland	VNU International B.V.	100.00
The Nielsen Company (Switzerland) GmbH	Switzerland	Nielsen Sub Holdings II B.V.	100.00
TNC Management Services GmbH	Switzerland	Nielsen Sub Holdings II B.V.	100.00
Repucom Schweiz GmbH	Switzerland	Repucom Europe Holding GmbH	100.00
Syria Retail Tracking LLC- inactive	Syria	MEMRB Retail Tracking Services Limited	75.00
		Ayman Ammar (individual)	25.00
AGB Nielsen Media Research (Taiwan) Ltd.	Taiwan	AGB Nielsen Media Research B.V.	100.00
The Nielsen Company Taiwan Ltd.	Taiwan	The Nielsen Company (Belgium) SPRL	100.00
ACNielsen (Tanzania) Ltd.	Tanzania	ACNielsen Cyprus Limited	99.00
		A. C. Nielsen Company, LLC	1.00
AGB Nielsen Media Research (Thailand) Ltd.	Thailand	AGB Nielsen Media Research B.V.	100.00
		Minority shareholders (seven individuals who each hold 1 share)	0.00

Company	Country	Shareholder	%
The Nielsen Company (Thailand) Limited	Thailand	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100.00
		Several Nielsen employees hold shares in this company	0.00
AGB-CDI Trinidad and Tobago Limited	Trinidad and Tobago	Nielsen IBOPE Dominicana, S.R.L.	100.00
AMER Tunisia Sarl	Tunisia	AMER Research Limited	99.02
		ACNielsen Cyprus Limited	0.98
Nielsen Arastirma Hizmetleri Limited Sirket	Turkey	ACNielsen (Nederland) B.V.	100.00
Nielsen Audience Measurement Piyasa Arastirma Hizmetleri A.S.	Turkey	AGB Nielsen Media Research TAM Holding B.V.	100.00
The Nielsen Company Medya Yayincilik ve Tanitim Hizmetleri Anonim Şirketii	Turkey	VNU International B.V.	100.00
ACNielsen Uganda Limited	Uganda	ACNielsen Cyprus Limited	99.00
		ACNielsen Company of Canada	1.00
ACNielsen Ukraine Limited Liability Company	Ukraine	ACNielsen Cyprus Limited	99.99
		ACNielsen Company of Canada	0.01
Repucom Marketing Research & Consultancies	United Arab Emirates	Shares held by an employee of Repucom, as nominee of RSMG Insights Coöoperatief U.A.	100.00
A.C. Nielsen Company Limited	United Kingdom	ACNielsen Holdings UK Limited	100.00
ACNielsen Holdings UK Limited	United Kingdom	Nielsen Holding France SAS	100.00
Imagini Europe Limited	United Kingdom	A.C.Nielsen Company Limited	100.00
Brandbank Limited	United Kingdom	TNC Europe B.V.	100.00
PointLogic (UK) Limited	United Kingdom	PointLogic Media Holding B.V.	100.00
eXelate UK, Ltd	United Kingdom	eXelate, Inc.	100.00
Repucom UK and Ireland Limited	United Kingdom	Repucom Europe Holding GmbH	100.00
NetRatings UK Limited	United Kingdom	Nielsen Sub Holdings I B.V.	100.00
Nielsen Book Services Limited	United Kingdom	VNU Holdco (UK) Limited	100.00
Nielsen Holdings Plc	United Kingdom	Shares listed on the New York Stock Exchange	100.00
Nielsen Media Research Limited	United Kingdom	ACNielsen Holdings UK Limited	100.00
S:Comm Research	United Kingdom	Repucom UK & Ireland Limited	100.00
VNU Holdco (UK) Limited	United Kingdom	VNU International B.V.	100.00
A.C. Nielsen (Argentina) S.A.	United States/DE	A. C. Nielsen Company, LLC	100.00
A. C. Nielsen Company, LLC	United States/DE	Nielsen International Holdings, Inc.	100.00
AC Nielsen Mexico LLC	United States/DE	ACNielsen Company of Canada	100.00
ACN Holdings Inc.	United States/DE	VNU Marketing Information, Inc.	100.00
ACNielsen Corporation	United States/DE	ACN Holdings Inc.	100.00
ACNielsen eRatings.com	United States/DE	A. C. Nielsen Company, LLC	100.00
Affinnova, Inc.	United States/DE	The Nielsen Company (US), LLC	100.00
Arbitron Holdings Inc.	United States/DE	Nielsen Audio, Inc.	100.00
ART Holding, L.L.C.	United States/DE	A. C. Nielsen Company, LLC	100.00
Athenian Leasing Corporation	United States/DE	The Nielsen Company (US), LLC	100.00
CZT/ACN Trademarks, L.L.C.	United States/DE	ACNielsen Corporation	50.00
		The Nielsen Company (US), LLC	50.00
eXelate, Inc	United States/DE	Nielsen International Holdings, Inc	100.00
Harris Interactive International, Inc	United States/DE	Nielsen Consumer Insights, Inc.	100.00
NC Ventures, LLC	United States/DE	The Nielsen Company (US), LLC	63.50
		Catalina Marketing Corporation (third Party)	36.50
National Consumer Panel, LLC	United States/DE	The Nielsen Company (US), LLC	50.00
		Information Resources Inc. (third Party)	50.00
NetRatings, LLC	United States/DE	The Nielsen Company (US), LLC	100.00
Nielsen Audio, Inc.	United States/DE	ACNielsen Corporation	100.00
Nielsen Consumer Insights, Inc	United States/DE	The Nielsen Company (US), LLC	100.00
Nielsen Consumer Neuroscience, Inc.	United States/ CA	TNC (US) Holdings, Inc.	100.00
Nielsen Finance Co.	United States/DE	Nielsen Finance LLC	100.00

Company	Country	Shareholder	%
Nielsen Finance LLC	United States/DE	ACN Holdings Inc.	100.00
Nielsen Holdings, L.L.C.	United States/DE	Nielsen Sub Holdings I B.V.	100.00
Nielsen Innovate NYC, LLC	United States/DE	TNC (US) Holdings, Inc.	100.00
Nielsen International Holdings, Inc.	United States/DE	ACNielsen Corporation	78.37
		VNU International B.V.	21.63
Nielsen Mobile, LLC	United States/DE	The Nielsen Company (US), LLC	100.00
IFM North America LLC.	United States/ MO	Repucom Consulting GmbH Jeffrey J. Stern Living Trust (third party)	50.00 50.00
Nielsen Real Estate Management, Inc.	United States/NY	TNC (US) Holdings, Inc.	100.00
Nielsen Social, Inc	United States/DE	Nielsen Social, LLC	100.00
Nielsen Social, LLC	United States/DE	The Nielsen Company (US), LLC	90.00
		AFOS, LLC (third party)	10.00
Nielsen Uruguay (US), LLC	United States/DE	Nielsen Sub Holdings II B.V.	100.00
NMR Investing I, Inc.	United States/DE	The Nielsen Company (US), LLC	100.00
NMR Licensing Associates LP	United States/DE	The Nielsen Company (US), LLC	98.31
Nielsen UK Finance I, LLC	United States/DE	TNC (US) Holdings, Inc.	100.00
PointLogic USA Inc.	United States/DE	PointLogic Media Holding B.V.	100.00
Qterics, Inc.	United States/DE	The Nielsen Company (US), LLC	100.00
Repucom America, LLC.	United States/DE	Repucom Pty Ltd.	100.00
Panel International SA LLC	United States/DE	ACNielsen Company of Canada	100.00
The Cambridge Group, Inc.	United States/IL	The Nielsen Company (US), LLC	100.00
The Nielsen Company (US), LLC	United States/DE	ACNielsen Corporation	100.00
TNC (US) Holdings, Inc.	United States/ NY	VNU International B.V.	100.00
TVaura Mobile LLC	United States/DE	The Nielsen Company (US), LLC	51.00
		Digimarc Corporation (third party)	49.00
Vizu Corporation	United States/DE	The Nielsen Company (US), LLC	100.00
VNU Marketing Information, Inc.	United States/DE	TNC (US) Holdings, Inc.	95.00
		The Nielsen Company (US), LLC	5.00
AC Nielsen de Venezuela S.A.	Venezuela	Nielsen Sub Holdings II B.V.	100.00
AGB Panamericana de Venezuela Medicion	Venezuela	AGB Netherlands C.V.	88.08
		Ibope Latinoamericana S.A. - Montevideo - Uruguay (third party)	3.00
		Treasury Shares	8.92
The Nielsen Company (Vietnam), Ltd.	Vietnam	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100.00

THE NIELSEN COMPANY - INVESTMENTS

Company	Country	Shareholder	%
Bahrain Research and Studies Bureau WLL	Bahrain	MEMRB Retail Tracking Services (Guernsey) Lt.d	49.00
		Mr Ansari (third party)	51.00
WPP Midia Participações S.A.*	Brazil	AGB Nielsen Media Research B.V.	1.00
*This entity holds 100% in IGM S.A., which has multiple (in)direct subsidiaries and investments worldwide, but mostly in LATAM, not included in this overview.		WPP Kantar Participacoes Ltd	99.00

Beijing CR Nielsen Information Technology Co. Ltd.	China	Nielsen Online Hong Kong Limited	49.00
		Beijing Zhongqian Wangrun Information Technology Co. Ltd. (third party)	51.00
Nielsen-CCData Media Research Co. Ltd.	China	The Nielsen Company (Hong Kong) Limited	22.50
		Wasu Digital Television Investment Co., Ltd. (third party)	27.50
		INSIGMA Technology Venture Capital Investment co., ltd. (third party)	20.00
		Zhejiang Silicon Paradise Haitian Huiyuan Venture Investment Limited Partnership (third party)	20.00
		C. Beijing Zhongchuan Dianguang Digital Technology Co. Ltd. (third party)	10.00
Cesky narodni panel s.r.o..	Czech Republic	Nielsen Admosphere, a.s.	25.92
		STEM/MARK, a.s. (third party)	37.04
		NMS Market Research s.r.o. (third party)	37.04
Harris Interactive SAS..	France	ITWP Acquisitions Limited	100.00
MediaMetris Netratings SAS..	France	ACNielsen eRatings.com	35.00
		MediaMetrie, S.A. (third party)	65.00
Harris Interactive AG..	Germany	ITWP Acquisitions Limited	100.00
Media Services S.A.	Greece	The Nielsen Company (Greece) S.A.	30.00
		Golden Symbol Investments Limited (third party)	51.00
		Third party shareholders	19.00
Gfk Nielsen India Private Limited	India	Nielsen (India) Private Limited	49.90
		Gfk Asia Pte Limited (third party)	50.10
Adkit (Israel) Ltd.	Israel	The New Wave Research Ltd.	31.25
		H. Lavy (third party)	0.98
		H. Lavy Holdings Ltd. (third party)	36.5 (+1 preferred stock)
		Ultra Scoop Ltd. (third party)	31.25
Adstrix Ltd.	Israel	Nielsen Innovate Fund, LP	30.00
		Oded Nachshon, Guy Amos (third parties)	70.00
Evolita Ltd.	Israel	Nielsen Innovate Fund, LP	35.00
		Katya Goldstein, Mark Goldstein (third parties)	65.00
Change.	Israel	Nielsen Innovate Fund, LP Third Parties	25.47 74.52
CiValue	Israel	Nielsen Innovate Fund, LP Third Parties	26.89 73.11
Crossense.	Israel	Nielsen Innovate Fund, LP Third Parties	35.72 64.28

Company	Country	Shareholder	%
Evolita Ltd.	Israel	Nielsen Innovate Fund, LP Third Parties	35.00 65.00
Furious	Israel	Nielsen Innovate Fund, LP Third Parties	21.35 78.65
Personalics.	Israel	Nielsen Innovate Fund, LP Third Parties	21.37 78.63
Tapreason.	Israel	Nielsen Innovate Fund, LP Third Parties	33.87 66.13
Vbrand	Israel	Nielsen Innovate Fund, LP Third Parties	21.67 78.35
Vo Ca Vu	Israel	Nielsen Innovate Fund, LP Third Parties	29.99 70.01
Wizer	Israel	Nielsen Innovate Fund, LP Third Parties	28.60 71.40
Mobilbuy Ltd.	Israel	Nielsen Innovate Fund, LP	19.52
		Third Parties	80.48
New Sense Research Ltd.	Israel	The New Wave Research Ltd.	60.00
		Third Party	40.00
Revuse Technology Ltd.	Israel	Nielsen Innovate Fund, LP	21.25
		Third party shareholders	78.63
Zollo Social Shopping Ltd. (Israel)	Israel	Nielsen Innovate Fund, LP	33.45
		Third Parties	66.55
Video Research Interactive Inc.	Japan

ACNielsen eRatings.com

Video Research Ltd (third party)

Dentsu, Inc. (third party)

Cyber Communications Inc. (third party)

D.A. Consortium Inc. (third party)

Hakuhodo Incorporated (third party)

Asatsu-DK Inc. (third party)

Hakuhodo DY Media Partners Incorporated (third party)

			34.00 51.00 3.50 3.50 3.50 2.70 1.00 0.80
AGB Stat IPSOS sal	Lebanon	AGB Nielsen Media Research TAM Holding B.V.	40.00
		Ipsos SA (third party)	30.00
		STAT SAL (third party)	30.00
IBOPE eRatings.com Mexico	Mexico	IBOPE eRatings.com Latin America	49.13
		Third party shareholders	50.87
TNS AGB International S.R.L. (Dormant)	Romania	AGB Nielsen Media Research TAM Holding B.V.	29.40
		Taylor Nelson Sofres B.V. (third party)	51.00
		IMAS SA (third party)	19.60
ATRI RETEL (Thailand) Co. Ltd.	Thailand	A3D Distrib SAS.	49.00
		Third parties	51.00
Bibliographic Data Services Limited	United Kingdom	Nielsen Book Services Limited	40.00
		Dumfries & Galloway Enterprise (third party)	20.00
		Lesley Whyte (third party)	20.00
		Eric Green (third party)	20.00
CGA Nielsen (Global) Limited	United Kingdom	CGA Strategy Limited (partially owned by Nielsen)	100.00
CGA Strategy Limited	United Kingdom	A.C. Nielsen Company Limited	20.00
		Mondiale Media Holdings (third party)	65.00
		Philip Tate (third party)	5.00
		Jonathan Collins (third party)	10.00
Harris Interactive UK Limited	United Kingdom	Harris Interactive International, Inc.	10.00
		Third party shareholders	90.00

Company	Country	Shareholder	%
HI UK Holdings Limited	United Kingdom	Harris Interactive International, Inc.	10.00
		Third party shareholders	90.00
ITWP Acquisitions Limited	United Kingdom	Harris Interactive International, Inc.	10.00
		Third party shareholders	90.00
Romtec UK Limited	United Kingdom	Harris Interactive International, Inc.	10.00
		Third party shareholders	90.00
Teligen UK Limited	United Kingdom	Harris Interactive International, Inc.	10.00
		Third party shareholders	90.00
Toluna Group Limited.* has multiple (in)direct subsidiaries and investments worldwide. not included in this list.	United Kingdom	Harris Interactive International, Inc.	10.00
		Third party shareholders	90.00
Wirthlin Europe Limited	United Kingdom	Harris Interactive International, Inc.	10.00
		Third party shareholders	90.00
Wirthlin UK Limited	United Kingdom	Harris Interactive International, Inc.	10.00
		Third party shareholders	90.00
Carrier IQ, Inc	United States	The Nielsen Company (US) LLC	<4.00
Frogtek BOP, LLC	United States	Nielsen International Holdings, Inc.	14.30
		Third party shareholders	85.70
JEGI Internet Economy Partners, L.P.	United States	VNU International B.V.	6.62
Media Behavior Institute	United States	The Nielsen Company (US), LLC	25.00
		GfK Mediamark Research & Intelligence, LLC (third party)	25.00
		Sequent Partners, LLC (third party)	40.16
		William Moult (third party)	9.85
Percipient Inc.	United States	ACNielsen Corporation	6.40
TVaura LLC	United States	The Nielsen Company (US), LLC	49.00